Exhibit 99.1

RESTRICTED STOCK UNITS AGREEMENT
(LTI Awards to Officers)

This Restricted Stock Units Agreement (the "Agreement") is made and entered into on ___________, 20___ (the "Grant Date"), pursuant to the Casey’s General Stores, Inc. 2009 Stock Incentive Plan (the "Plan"). The Committee administering the Plan has selected the party specified on the execution page hereof (the "Participant") to receive the award described on the summary award page to which this Agreement is attached (the "Award") of Restricted Stock Units, each of which represents the right to receive on the applicable settlement date described on the summary award page (each a "Settlement Date") one (1) share of the Common Stock, no par value ("Stock") of Casey’s General Stores, Inc., an Iowa corporation (the "Company"), on the terms and conditions set forth below to which Participant accepts and agrees:

1.Grant of Units. On the Grant Date, the Participant shall acquire, subject to the provisions of this Agreement, the number of Restricted Stock Units as specified on the summary award page (the "Units"). Each Unit represents a right to receive on a date determined in accordance with this Agreement one (1) share of Stock. This Award shall be governed by the terms of the Plan, which are incorporated herein by this reference. The Participant acknowledges having received and read a copy of the Plan. Capitalized terms not otherwise defined by this Agreement will have the meanings assigned to the Plan.

2.No Monetary Payment Required. The Participant is not required to make any monetary payment (other than applicable tax withholding, if any) as a condition to receiving the Units or shares of Stock issued upon settlement of the Units, the consideration for which shall be past services actually rendered and/or future services to be rendered to the Company or for its benefit.

3.Vesting of Units. Subject to Participant’s continued employment through the Vest Date and other conditions described on the summary award page (except as described under the heading “Special provisions regarding vesting of awards”), the Units will vest and become "Vested Units" as of the date set forth on the summary award page.

4.Settlement of the Award.

a.    Issuance of Shares of Stock. The Company shall issue to the Participant on the applicable Settlement Date with respect to each Vested Unit to be settled on such date one (1) share of Stock. Shares of Stock issued in settlement of Units shall not be subject to any restriction on transfer other than any such restriction as may be required pursuant to Section 5. c., Section 6 or the Company’s Insider Trading Policy. For purposes of this Section, "Insider Trading Policy" means the written policy of the Company pertaining to the sale, transfer or other disposition of the Company’s equity securities by members of the Board, officers or other employees who may possess material, non-public information regarding the Company, as in effect at the time of a disposition of any Shares.

b.    Certificate Registration. A certificate for the shares as to which the Award is settled shall be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant designated in writing by the Participant on forms approved by the Company for that purpose.

c.    Restrictions on Grant of the Award and Issuance of Shares. The grant of the Award and issuance of shares of Stock upon settlement of the Award shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. No shares of Stock may be issued hereunder if the issuance of such shares would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed.

5.Tax Matters.

a.    Tax Withholding in General. At the time this Agreement is executed, or at any time thereafter as requested by the Company, the Participant hereby authorizes withholding from any payroll and other amounts payable to the Participant, and otherwise agrees to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company, if any, which arise in connection with the Award or the issuance of shares of Stock in settlement thereof. The Company shall have no obligation to deliver shares of Stock until the tax withholding obligations of the Company have been satisfied by the Participant.

b.    Assignment of Sale Proceeds; Payment of Tax Withholding by Check. Subject to compliance with applicable law and the Company’s Insider Trading Policy, the Participant shall satisfy the Company’s tax withholding obligations in accordance with procedures established by the Company providing for delivery by the Participant to the Company or a broker approved by the Company of properly executed instructions, in a form approved by the Company, providing for the assignment to the Company of the proceeds of a sale with respect to some or all of the shares being acquired upon settlement of Units. Notwithstanding the foregoing, the Participant may elect to pay by check the amount of the Company’s tax withholding obligations arising on any Settlement Date by delivering written notice of such election to the Company on a form specified by the Company for this purpose at least thirty (30) days (or such other period established by the Company) prior to such Settlement Date. By making such election, the Participant agrees to deliver a check for the full amount of the required tax withholding to the Company on or before the third business day following the Settlement Date. If the Participant elects to pay the required tax withholding by check but fails to make such payment as required by the preceding sentence, the Company is hereby authorized at its discretion, to satisfy the tax withholding obligations through any other means authorized by this Section 5, including by effecting a sale of some or all of the shares being acquired upon settlement of Units, withholding from payroll and any other amounts payable to the Participant, or by withholding shares in accordance with Section 5.c.

c.    Withholding in Shares. The Company may, in its discretion, permit or require the Participant to satisfy all or any portion of the Company’s tax withholding obligations by deducting from the shares of Stock otherwise deliverable to the Participant in settlement of the Award a number of whole shares having a Fair Market Value, as determined by the Company as of the date on which the tax withholding obligations arise, not in excess of the amount of such tax withholding obligations determined by the applicable minimum statutory withholding rates.

6.Effect of Change in Control on Award. In the event of a Change in Control, the Units that otherwise would not be vested shall vest and become Vested Units immediately prior to (but conditioned upon the consummation of) the Change in Control, as described in the summary award page.

7.Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the fair market value of shares of Stock, appropriate adjustments shall be made in the number of Units subject to the Award and/or the number and kind of shares to be issued in settlement of the Award, in order to prevent dilution or enlargement of the Participant’s rights under the Award. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number. Such adjustments shall be determined by the Committee, and its determination shall be final, binding and conclusive.

8.Rights as a Stockholder. The Participant shall have no rights as a stockholder with respect to any shares which may be issued in settlement of this Award until the Settlement Date. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 8.

9.Legends. The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of Stock issued pursuant to this Agreement.

10.Delivery of Documents and Notices. Any document relating to participation in the Plan or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery at the e-mail address, if any, provided for the Participant by the Company, or upon deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, or with a nationally recognized overnight courier service, with postage and fees prepaid, addressed to the other party at the address shown below that party’s signature to the Notice or at such other address as such party may designate in writing from time to time to the other party.
11.Miscellaneous Provisions.

a.    Termination or Amendment. The Committee may terminate or amend the Plan or this Agreement at any time; provided, however, that (i) no such termination or amendment may adversely affect the Participant’s rights under this Agreement without the consent of the Participant unless such termination or amendment is necessary to comply with applicable law or government regulation, and (ii) no such amendment may alter or accelerate the time or form of distributions in violation of Section 409A of the Code, if applicable, including, without limitation, any amendment that would violate the provisions of Section 409A of the Code requiring that any amendment to extend the issuance of any shares of Stock after the Settlement Date may not take effect until at least twelve (12) months after the date on which the new election is made, and, if the new election relates to a payment for a reason other than the death or disability of the Participant, the new election must provide for the deferral of issuance of such shares of Stock for a period of at least five (5) years from the Settlement Date such issuance of shares of Stock would otherwise have been made. No amendment or addition to this Agreement shall be effective unless in writing.

b.    Nontransferability of the Award. Prior the issuance of shares of Stock on the applicable Settlement Date, neither this Award nor any Units subject to this Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to the Award shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s guardian or legal representative.

c.    Further Instruments. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

d.    Binding Effect. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be binding upon the Participant and the Participant’s heirs, executors, administrators, successors and assigns.

e.    Integrated Agreement. This Agreement, the Plan and the summary award page(s), together with any service or other agreement between the Participant and the Company referring to the Award, shall constitute the entire understanding and agreement of the Participant and the Company with respect to the subject matter contained herein or therein and supersedes any prior agreements, understandings, restrictions, representations, or warranties among the Participant and the Company with respect to such subject matter other than those as set forth or provided for herein or therein. To the extent contemplated herein or therein, the provisions of this Agreement shall survive any settlement of the Award and shall remain in full force and effect.

f.    Severability. Should any term, covenant, provision, paragraph or condition of this Agreement be held invalid or illegal, such invalidity or illegality shall not invalidate the whole Agreement, but it shall be construed as if not containing the invalid or illegal part or parts and the rights and obligations of the parties shall be construed and enforced accordingly.

g.    Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Iowa.

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, in the case of the Company by its duly authorized officer, as of the date and year written above.

CASEY’S GENERAL STORES, INC.,
an Iowa Corporation

By:    ____________________________
Terry W. Handley
President and Chief Executive Officer

Address:    One Convenience Blvd.
Ankeny, Iowa 50021

PARTICIPANT

Signature:        _____________________________

Print Name:        _____________________________

Address:        _____________________________

_____________________________

CASEY'S GENERAL STORES
FISCAL 2018 LTI AWARD SUMMARY

Note: All capitalized terms used in this Award Summary and not otherwise defined herein shall have the meanings set forth in the Award Agreement to which it is attached, or in the 2009 Stock Incentive Plan, as applicable.

ITEM            DESCRIPTION

Award            Participant: __________________

□    Grant Date: __________________

□    Vest Date: June 15, 2020

□    Performance Period: The Company’s fiscal years 2018 through fiscal 2020 (May 1, 2017 through April 30, 2020)

□    Target number of Restricted Stock Units awarded:

•	Time-based RSUs: __________ (“Time Based Units”)

•	ROIC performance-based RSUs: __________ (“ROIC Units”)

•	TSR performance-based RSUs: __________ (“TSR Units”)

Vesting	□ Subject to Participant's continued employment through the

Requirements
Vest Date, all three award types shall vest on June 15, 2020. All awards shall be forfeited if the Participant's employment with the Company terminates prior to the Vest Date, except as provided below under the heading "Special provisions regarding vesting of awards."

Time-Based	□ The Settlement Date of the Time-Based Units shall be the

Units	business day following the Vest Date.

ROIC Units
□    The award of the ROIC Units will be based on the Company’s three-year average return on invested capital (“ROIC”), using the average of the ROIC results for each of fiscal years 2018, 2019, and 2020 (the Performance Period).

□    In its evaluation of ROIC performance for any year during the Performance Period, the Committee may determine to include or exclude the effects of any of the events described in Section 9.2 of the Plan, in its sole and absolute discretion.
□    The threshold, target, and maximum number of ROIC Units that may be awarded are as follows:

	Threshold ROIC*	Target ROIC*	Maximum ROIC*

ROIC Units Awarded	50% of Target _______shs	100% of Target ________shs	200% of Target ________shs

* Three year average, based on actual ROIC during Performance Period

□    For performance between threshold and target, and between target and maximum, the number of ROIC Units awarded will be determined by interpolation to the nearest whole percentage of target.

□    The Settlement Date of the ROIC Units shall be the business day following the Vest Date.

Calculation         □    ROIC for each fiscal year shall be calculated as operating income of ROIC
after depreciation and tax, divided by average invested capital for that fiscal year. All of the following ROIC inputs come directly from the audited financial statements. “Operating income” equals gross profit less operating expenses. “Depreciation” equals depreciation and amortization. “Tax” equals operating income less depreciation multiplied by the effective tax rate where “effective tax rate” equals federal and state income taxes divided by income before income taxes. “Average invested capital” equals the summation of notes payable to bank, current maturities of long-term debt, long-term debt, net of current maturities, and total shareholders’ equity for the current fiscal year and the previous fiscal year divided by two.

TSR Units
□    The award of TSR Units will be based on the Company’s total shareholder return (“TSR”) during the Performance Period, compared, according to percentile rank, to the TSRs of a defined group of 29 peer companies (“Peer Companies”) during the same period.

□    In its evaluation of TSR performance, the Committee may elect to include or exclude the effects of any of the events described in Section 9.2 of the Plan, in its sole and absolute discretion.
□    The target number of TSR Units that may be awarded to the Participant is __________. The actual number of TSR Units that will be awarded based on the percentile rank performance goals are as follows:

•	Below 25th percentile (threshold): – 0 –

•	25th percentile (50% of target units): __________

•	50th percentile (target) (100% of target units): __________

•	80th percentile or higher (maximum) (200% of target units): __________

□    For performance between threshold and target, and between target and maximum, the number of TSR Units will be determined by interpolation to the nearest whole percentage of target.

□    Cap: If the Company’s TSR is negative, then the payout, regardless of percentile rank, is capped at 100% of target.

□    Floor: If the Company’s TSR is 50% or higher, then the payout floor is 100% of target.

□    The Settlement Date of the TSR Units shall be the business day following the Vest Date.

Calculation	□ “Total Shareholder Return (TSR)” shall mean the change in the of TSR
value, expressed as a percentage of a given dollar amount invested in a company’s most widely publicly traded stock over the Performance Period, taking into account both stock price appreciation (or depreciation) and the reinvestment of dividends (including the cash value of non-cash dividends) in additional stock of the company.

Peer Companies        •    Alon USA Energy, Inc.
•    Big Lots, Inc.
•    Brinker International, Inc.
•    Core-Mark Holding Company, Inc.
•    Cracker Barrel Old Country Store, Inc.
•    CST Brands, Inc.
•    Delek US Holdings, Inc.
•    Dollar General Corporation
•    Dollar Tree, Inc.
•    Domino’s Pizza, Inc.
•    Ingles Markets, Incorporated
•    Murphy USA Inc.
•    O'Reilly Automotive, Inc.
•    Papa John’s International, Inc.
•    Pinnacle foods Inc.
•    Smart & Final Stores, Inc.
•    SpartanNash Company
•    Sprouts Farmers Market, Inc.
•    Sunoco LP
•    SUPERVALU Inc.
•    The Andersons, Inc.
•    The Kroger Co.
•    Tractor Supply Company
•    TravelCenters of America LLC
•    United Natural Foods, Inc.
•    Weis Markets, Inc.
•    Western Refining, Inc.
•    Whole Foods Market, Inc.
•    Yum! Brands, Inc.

□    In general, Peer Companies that are no longer publicly traded as of the end of the Performance Period shall be excluded from the determination of the Company's percentile rank.

□    Peer Companies that are no longer publicly traded as of the end of the Performance Period due to filing for bankruptcy prior to the end of the Performance Period shall be assigned a TSR–100% for the TSR.

□    In the case of a merger or acquisition involving two Peer Companies during the Performance Period, the acquiring or merged company, as the case may be, shall be removed from the list of Peer Companies, and the acquirer or successor company, as the case may be, shall remain on the list of Peer Companies.

□    In the case of a spinoff involving a Peer Company during the Performance Period, such company shall remain on the list of Peer Companies, provided that it remains an appropriate peer, as determined by the Committee.

□    Any new company formed as a result of the spinoff shall not be added to the list of Peer Companies.

Beginning price     □    For purposes of calculating TSR, the beginning price shall be equal

for TSR	to the 20 trading-day average closing price for the publicly traded stock of the Company and each Peer Company immediately prior to, but not including the first day of, the Performance Period.

Ending price	□ For purposes of calculating TSR, the ending price shall be equal to

for TSR	the 20 trading-day average closing price for the publicly traded stock of the Company and each Peer Company ending with the last day of the Performance Period.

Calculation of    □    After the end of the Performance Period, the Peer Companies, percentile rank        excluding the Company, will be ranked highest to lowest according to TSR, and a percentile rank will be calculated for each company.

□    If the Company’s TSR is equal to or exceeds the highest TSR within the Peer Companies, then the Company's percentile is the 100th.

□    If the Company’s TSR is equal to or below the lowest TSR within the Peer Companies, then the Company's percentile is zero.

□    Otherwise, the Company's percentile rank will be determined based on interpolation by reference to the two Peer Companies whose TSRs are immediately above and below the Company's TSR.

Certification of	□ During the period between May 2, 2020 and June 15, 2020, the

actual ROIC and	Compensation Committee shall determine and certify the

TSR performance	Company’s actual performance in relation to the aforementioned ROIC and TSR metrics and the extent to which units are awarded.

No rights to	□ The Participant shall have no rights to dividends paid to Company

dividend payments	shareholders, or other rights as a shareholder, with respect to any shares that may be issued in settlement of this award until the Settlement Date.

Special provisions	□ Retirement

regarding vesting	Notwithstanding the “Vesting Requirements” set forth above,

of awards
if the Participant's employment terminates by reason of retirement and (i) the sum of the Participant's age and full years of service with the Company on the retirement date is 75 years or higher, or (ii) the Participant is at least 55 years of age with 10 full years of service as of the retirement date, the Units that otherwise would not be vested as of the date of termination shall not be forfeited and shall be payable on the Vest Date, as applicable, as described above.

□    Death or Disability
Notwithstanding the “Vesting Requirements” set forth above, if the Participant's employment terminates because of the death or disability of the Participant, the Units that otherwise would not be vested as of the date of such termination shall become vested as of such date and be payable at the target level at the vest date as described above, pro-rated for the portion of the period completed.

□    Change in Control
Notwithstanding the “Vesting Requirements” set forth above, in the event of a Change in Control, the Units that otherwise would not be vested as of the date of the Change in Control shall vest as of such date and be payable as soon as practicable thereafter, subject to a determination of ROIC and TSR, through the date of the Change in Control, as determined by the Committee in its sole and absolute discretion.

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